ACKNOWLEDGEMENT OF ADOPTION OF FDIC CONSENT ORDER

BY

THE COMMISSIONER OF FINANCIAL REGULATION AND

THE TALBOT BANK OF EASTON, MARYLAND

The Commissioner of Financial Regulation for the State of Maryland (the “Commissioner”), having duly approved the foregoing Consent Order (“ORDER”), and The Talbot Bank of Easton, Maryland, Easton, Maryland (“Bank”) agree that, upon the issuance of the ORDER by the Federal Deposit Insurance Corporation, the ORDER shall be binding between the Bank and the Commissioner with the same legal effect and to the same degree that the ORDER would be binding on the Bank if the Commissioner had issued a separate order pursuant to Md. Code Ann., Fin. Inst. § 5-808 that included and incorporated all of the provisions of the ORDER.

The Commissioner and Bank further agree that the provisions of the ORDER shall remain effective and enforceable by the Commissioner against the Bank except to the extent that, and until such time as, any provisions of the ORDER shall be modified, terminated, suspended, or set aside by the Commissioner.

/s/ Teresa M. Louro	May 23, 2013
Teresa M. Louro,	Date
Assistant Commissioner for Bank Supervision

Agreed and Acknowledged:

The Talbot Bank of Easton, Easton, Maryland:

BY:

/s/ Herbert L. Andrew, III
Herbert L. Andrew, III
Director

/s/ Brenda W. Armistead
Brenda W. Armistead
Director

/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr.
Director

/s/ Carole Ann Clem
Carole Ann Clem
Director

/s/ Michael Clemmer, Jr.
Michael Clemmer, Jr.
Director

/s/ John W. Dillon
John W. Dillon
Director

/s/ David A. Fike
David A. Fike
Director

/s/ Duane F. Marshall
Duane F. Marshall
Director

/s/ Steve M. Shearer
Steve M. Shearer
Director

/s/ Christopher F. Spurry
Christopher F. Spurry
Director

/s/ David P. Valliant
David P. Valliant
Director

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/s/ W. Moorhead Vermilye
W. Moorhead Vermilye
Director

Comprising the Board of
Directors of
The Talbot Bank of Easton, Maryland
Easton, Maryland

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